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                                                                    Exhibit 23.3

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the use in this Amendment No. 1 to Registration Statement on Form S-4 of Pinnacle Foods Group Inc. of our report dated October 30, 2001 relating to the financial statements of the Frozen Foods and Condiments Businesses of Vlasic Foods International, Inc., which appears in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PRICEWATERHOUSECOOPERS LLP
Philadelphia, Pennsylvania
December 20, 2004